BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Alteration

FORM 11
BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	**November 16, 2009 11:12 AM Pacific Time**
Alteration Date and Time:	**Notice of Articles Altered on November 18, 2009 12:01 AM Pacific Time**

NOTICE OF ALTERATION

Incorporation Number:
BC0686829

Name of Company:
DEVONSHIRE RESOURCES LTD.

Name Reservation Number:
NR4532916

Name Reserved:
GOLD STANDARD VENTURES CORP.

ALTERATION EFFECTIVE DATE:

Specified Date and Time of Alteration: November 18, 2009 12:01 AM Pacific Time

CHANGE OF NAME OF COMPANY

From:
DEVONSHIRE RESOURCES LTD.

To:
GOLD STANDARD VENTURES CORP.

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
July 27, 2011

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 27, 2011 02:21 PM Pacific Time

Incorporation Number: **BC0686829**

Recognition Date: Incorporated on February 6, 2004

NOTICE OF ARTICLES

Name of Company:

GOLD STANDARD VENTURES CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 610
815 WEST HASTINGS STREET
VANCOUVER BC V6C 1B4
CANADA

Delivery Address:
SUITE 610
815 WEST HASTINGS STREET
VANCOUVER BC V6C 1B4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 610
815 WEST HASTINGS STREET
VANCOUVER BC V6C 1B4
CANADA

Delivery Address:
SUITE 610
815 WEST HASTINGS STREET
VANCOUVER BC V6C 1B4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
William , Threlkeld

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC BC V6C 1B4 CANADA

Last Name, First Name, Middle Name:
Awde, Jonathan

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA

Last Name, First Name, Middle Name:
Mathewson, David

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA

Last Name, First Name, Middle Name:
Silas, Richard Stephen

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA

Last Name, First Name, Middle Name:
Downie, Ewan

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA

Last Name, First Name, Middle Name:
Mcleod, Robert

Mailing Address:	Delivery Address:
SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA	SUITE 610 815 WEST HASTINGS STREET VANCOUVER BC V6C 1B4 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	common Shares	Without Par Value Without Special Rights or Restrictions attached